                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

 1.     ESL PARTNERS, L.P.

 Item                               Information

 Name                               ESL Partners, L.P.

 Address:                           1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

 Designated Filer:                  Edward S. Lampert

 Date of Event Requiring            June 30, 2017
 Statement (Month/Day/Year):

 Issuer Name and Ticker or          Sears Holdings Corporation [SHLD]
 Trading Symbol:

 Relationship of Reporting          10% Owner
 Person(s) to Issuer:

 If Amendment, Date Original        Not Applicable
 Filed (Month/Day/Year):

 Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

 Signature:
                                    By:     RBS Partners, L.P.
                                    Its:    General Partner

                                    By:     ESL Investments, Inc.
                                    Its:    General Partner

                                    By:     /s/ Edward S. Lampert
                                            -----------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   July 5, 2017

 2.     SPE I PARTNERS, LP

 Item                               Information

 Name                               SPE I Partners, LP.

 Address:                           1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

 Designated Filer:                  Edward S. Lampert

 Date of Event Requiring            June 30, 2017
 Statement (Month/Day/Year):

 Issuer Name and Ticker or          Sears Holdings Corporation [SHLD]
 Trading Symbol:

 Relationship of Reporting          10% Owner
 Person(s) to Issuer:

 If Amendment, Date Original        Not Applicable
 Filed (Month/Day/Year):

 Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

 Signature:
                                    By:     RBS Partners, L.P.
                                    Its:    General Partner

                                    By:     ESL Investments, Inc.
                                    Its:    General Partner

                                    By:     /s/ Edward S. Lampert
                                            -----------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   July 5, 2017

 3.     SPE MASTER I, LP

 Item                               Information

 Name                               SPE Master I, LP

 Address:                           1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

 Designated Filer:                  Edward S. Lampert

 Date of Event Requiring            June 30, 2017
 Statement (Month/Day/Year):

 Issuer Name and Ticker or          Sears Holdings Corporation [SHLD]
 Trading Symbol:

 Relationship of Reporting          10% Owner
 Person(s) to Issuer:

 If Amendment, Date Original        Not Applicable
 Filed (Month/Day/Year):

 Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

 Signature:
                                    By:     RBS Partners, L.P.
                                    Its:    General Partner

                                    By:     ESL Investments, Inc.
                                    Its:    General Partner

                                    By:     /s/ Edward S. Lampert
                                            -----------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   July 5, 2017

 4.     RBS PARTNERS, L.P.

 Item                               Information

 Name                               RBS Partners, L.P.

 Address:                           1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

 Designated Filer:                  Edward S. Lampert

 Date of Event Requiring            June 30, 2017
 Statement (Month/Day/Year):

 Issuer Name and Ticker or          Sears Holdings Corporation [SHLD]
 Trading Symbol:

 Relationship of Reporting          10% Owner
 Person(s) to Issuer:

 If Amendment, Date Original        Not Applicable
 Filed (Month/Day/Year):

 Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

 Signature:

                                    By:     ESL Investments, Inc.
                                    Its:    General Partner

                                    By:     /s/ Edward S. Lampert
                                            -----------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   July 5, 2017

 5.     ESL INVESTMENTS, INC.

 Item                               Information

 Name                               ESL Investments, Inc.

 Address:                           1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

 Designated Filer:                  Edward S. Lampert

 Date of Event Requiring            June 30, 2017
 Statement (Month/Day/Year):

 Issuer Name and Ticker or          Sears Holdings Corporation [SHLD]
 Trading Symbol:

 Relationship of Reporting          10% Owner
 Person(s) to Issuer:

 If Amendment, Date Original        Not Applicable
 Filed (Month/Day/Year):

 Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

 Signature:

                                    By:     /s/ Edward S. Lampert
                                            -----------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   July 5, 2017